First National Corporation

Annual Meeting of Shareholders


Winchester
Front Royal
Staunton
Virginia
Fredericksburg
Richmond
Lynchburg
Roanoke
Farmville
81
66
95
64
85

May 13, 2026

NASDAQCM: FXNC

Disclaimer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's plans, objectives, expectations and intentions and other statements that are not historical facts, and other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," and "projects," as well as similar expression. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties. For details on factors that could affect expectations, future events, or results, see the risk factors and other cautionary language included in First National's Annual Report on Form 10-K for the year ended December 31, 2024, and most recent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the "SEC").

Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in FXNC's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning FXNC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. FXNC does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this document include adjusted net income, adjusted basic and diluted earnings per share, adjusted return on average assets, adjusted return on average equity, adjusted pre-provision net revenue, fully taxable equivalent interest income, the net interest margin, the efficiency ratio, tangible book value per share, and tangible common equity to tangible assets.

The Company believes certain non-GAAP financial measures enhance the understanding of its business and performance. Non-GAAP financial measures are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

Vision

To be a leading independent banking company in Virginia that is known for being big enough to deliver competitive financial services and small enough to care about our customers and our communities.

there's power in one®

Large enough to offer everything you desire.

Small enough to know you by name.

Introduction

- Since 1907
  - 2 pandemics, 2 world wars, 2 great depressions
- Degree in banking from the Great Recession
  - Credit discipline, enterprise risk management, capital
- Consistent Strategy
  - Trusted advisors to small business, non-profits, communities
  - Organic growth generates 10% plus ROE
  - Strategic acquisitions to accelerate scale/earnings
    - Strong enough to be opportunistic
    - Disciplined enough to say “NO”

First National Growth History

1907
First Bank opened for business in Shenandoah County, Virginia

1983
Created First National Corporation (FXNC) as the bank holding company of First Bank

2005
Created a Wealth Management division with a team lift from BB&T in the Winchester market

2015
Acquired branches from Bank of America:
- Added 6 branch offices and low-cost deposits in Rockingham County, Augusta County, Prince Edward and Buckingham County. First Bank added experienced lending team to deploy deposits into loans

2017
Expanded branch network into the Richmond market and added an experienced Market President

2019
Listed FXNC common stock on the Nasdaq Capital Market Stock Exchange

2021
Acquired and merged The Bank of Fincastle into First Bank.
- Added 6 branch offices in Botetourt County
- Successful retention and expansion of customer relationships in the greater Roanoke Valley region

Enhanced Richmond presence with the acquisition of a loan portfolio, team and office from SmartBank
- Dynamic and experienced banking team with demonstrated ability to generate loan growth. Enhances market presence and complements the existing Richmond branch

2023
Strengthened the Roanoke Valley Team with the addition of an experienced Market President

2024
Acquired and merged with Touchstone Bank
- Expand presence to 12 additional branches in south-central Virginia and northern North Carolina
- Enhance First Bank's presence in Richmond

2025
Strengthened the Richmond Team with the addition of an experienced Market President

Overview of First National Corporation

Q1 2026 YTD Financial Snapshot

Balance Sheet	Total Assets	$2.08 B
	Gross Loans	$1.45 B
	Total Deposits	$1.84 B
	Loans / Deposits	79.7%
Profitability	Net Interest Margin	3.99%
	ROAA	0.98%
	ROAE	10.51%
	Efficiency Ratio	68.86%
Regulatory Capital	TCE / TA[2,3]	8.39%
	Tier 1 Leverage[3]	9.65%
	Tier 1 Capital Ratio[3]	13.06%
	Total Capital Ratio[3]	14.64%
Asset Quality	NCOs / Average Loans (annualized)	0.15%
	NPAs / Assets[4]	0.21%
	Allowance for Credit Losses / Loans	1.00%



Winchester
Front Royal
Fredericksburg
Staunton
Virginia
Fincastle
Lynchburg
Richmond
Roanoke
Farmville
North Carolina
Raleigh
Roanoke Rapids
Greensboro
81
66
95
64
85

1) Q1 2026 is unaudited.
2) Certain calculations are Non-GAAP, refer to March 31, 2026 10-Q filing
3) Represents First National Corporation
4) Nonperforming assets defined as nonaccrual loans and real estate owned.

Focus on Superior Shareholder Returns

10 Year Shareholder Return of 158% vs. 60% ABAQ[1]



FXNC

Dividends ($)



$0.10
$0.12
$0.14
$0.20
$0.36
$0.44
$0.48
$0.56
$0.60
$0.61
$0.635
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Book Value and Tangible Book Value per Share ($)



$9.35 $8.88
$10.58 $10.26
$11.76 $11.57
$13.45 $13.35
$15.54 $15.50
$17.47 $17.47
$18.79 $18.28
$17.30 $16.79
$18.56 $18.06
$18.56 $16.55
$20.63 $18.83
$20.86 $19.11
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Q126
Book Value
Tangible Book Value

1)Source: S&P Global Market Intelligence.

Balance Sheet Growth


Total Assets ($M)
5 Year CAGR 16.0%
$951
$1,389
$1,369
$1,419
$2,010
$2,038
$2,076
2020
2021
2022
2023
2024
2025
2026Q1


Loans, Net ($M)
5 Year CAGR 17.5%
$622
$819
$913
$957
$1,451
$1,435
$1,450
2020
2021
2022
2023
2024
2025
2026Q1


Total Deposits ($M)
5 Year CAGR 16.0%
$842
$1,249
$1,241
$1,234
$1,804
$1,803
$1,837
2020
2021
2022
2023
2024
2025
2026Q1


Common Equity Tier 1 Capital ($M)1
5 Year CAGR 17.8%
$84
$120
$132
$130
$165
$186
$190
2020
2021
2022
2023
2024
2025
2026Q1

Quarter-end 2026 information is unaudited.

Improving Operating Leverage



FTEs (#)[1]
156
313
2014
2025



Adjusted PPNR / Employee[2,3] ($)
$46,667
$105,137
2014
2025



Operating Expense / Avg. Assets (%)
3.6%
2.8%
2014
2025

- The number of FTEs increased from 156 in 2014 to 313 in 2025
- Adjusted PPNR per employee improved from $47k to $105k in 2025
- Asset growth outpaced expense growth resulting in an improved operating expense ratio of 2.78% for 2025

1) Full-time equivalent employees
2) Annualized and adjusted to exclude merger expenses
3) Adjusted PPNR is pre-tax pre-provision net revenue, which is defined as the sum of net interest income and noninterest income less noninterest expense adjusted for merger expenses

Source: S&P Global Market Intelligence

Non-Interest Income

Noninterest Income 2025



Service Charges on Deposits 23%
Check Card & ATM 27%
Wealth Management 21%
Other Customer Service Fees 7%
BOLI Income 7%
Brokered Mortgage 4%
Other 11%
Total Noninterest Income $17.0M

2025 Noninterest Income to Total Revenue: 19%

2024 Adjusted - $13.5M | **2025 Adjusted - $16.7M**

Wealth Management Division Assets Under Management ($M)



$400.0
$381.0
$452.8
$470.7
$477.8
$457.2
2021
2022
2023
2024
2025
2026Q1

Noninterest Income 2025 Highlights

- Adjusted for bargain purchase gain related to Touchstone merger of $2.9M in 2024 and $0.3M in 2025, Non-interest income grew 24.2% in 2025.
- Customer service, check card and ATM, and service charges on deposits accounts grew 21% or $2.1M in 2025
- One-time $895,000 gain on loan recovery from Touchstone merger in Q42025 drove other non-interest income higher in 2025

Capital Ratios and Trends – Bank Level

Tangible Common Equity / Tangible Assets (%)[1]


8.21%
7.70%
7.99%
7.46%
8.40%
8.55%
2021
2022
2023
2024
2025
2026Q1

Bank Tier 1 Leverage Ratio (%)[2]


8.82%
9.57%
9.31%
7.95%
9.13%
9.17%
2021
2022
2023
2024
2025
2026Q1
Well Capitalized Minimum

Bank Tier 1 Risk-Based Capital Ratio (%)[2]


14.09%
13.82%
12.82%
11.19%
12.59%
13.20%
2021
2022
2023
2024
2025
2026Q1
Well Capitalized Minimum

Bank Total Risk-Based Capital Ratio (%)[2]


14.76%
14.60%
14.05%
12.34%
13.64%
13.85%
2021
2022
2023
2024
2025
2026Q1
Well Capitalized Minimum

1) Certain calculations are Non-GAAP, refer to SEC filings on forms 10-Q and 10-K Represents bank-level capital ratios. Quarter-end 2026 year-to-date information is unaudited.

Earnings & Profitability

Adjusted Net Income ($M)[1]



$13.14
$16.85
$9.62
$14.62
$19.14
$4.88
2021
2022
2023
2024
2025
2026Q1

Adjusted Pre-Provision Net Revenue ($M)2



$15.8
$22.7
$18.0
$24.0
$26.7
$6.5
2021
2022
2023
2024
2025
2026Q1

Net Interest Margin (%)



3.13%
3.71%
3.41%
3.51%
3.86%
3.99%
2021
2022
2023
2024
2025
2026Q1

Efficiency Ratio (%)[3]



64.4%
61.8%
67.7%
66.7%
68.2%
68.9%
2021
2022
2023
2024
2025
2026Q1

- 2021 – Adjusted net income continued to increase while executing two business acquisitions
- 2022 – Earnings increased from balance sheet and net interest margin expansion as market rates began to rise
- 2023 - Net income negatively impacted by inverted yield curve and higher provision for credit losses
- 2024 - Adjusted net income was $14.62M, excluding the $7.7M net impact of merger expenses
- 2025 - Adjusted net income is $19.14M, excluding the $1.7M net impact of merger expenses

1) Values were adjusted to add back merger expenses and bargain purchase gain net of tax impact. See reconciliations beginning on Slide 20.
2) Pre-provision net revenue (PPNR) is defined as net interest income plus noninterest income less noninterest expense. Values were adjusted to add back merger expenses, bargain purchase gain, and loan provision. See reconciliations beginning on Slide 20
3) Certain calculations are Non-GAAP, refer to SEC filings on forms 10-Q and 10-K
Quarter end 2026 information is unaudited.

Profitability Ratios



Adjusted Return on Average Assets (%)1
1.11%
1.20%
0.71%
0.92%
0.94%
0.98%
2021
2022
2023
2024
2025
2026Q1



Adjusted Return on Average Equity (%)1
13.06%
15.92%
8.59%
11.19%
10.92%
10.50%
2021
2022
2023
2024
2025
2026Q1

- Adjusted ROA averaged 0.98% and Adjusted ROE averaged 11.94% from 2021 through 2025
- 2023 profitability was impacted by decreasing net interest margin and Q4 provision for credit loss totaling $6.0M
- Profitability recovered in 2024 with improved net interest margin and adjusted net income
- Profitability impacted by technology overlap with Touchstone in 1H 2025.

1) Certain calculations are Non-GAAP, refer to SEC filings on forms 10-Q and 10-K. Quarter end 2026 information is unaudited.

Loan and Deposit Composition



Commercial Real Estate $495,237
Owner-occupied CRE $201,741
Commercial and Industrial $117,944
Consumer & Other...
Total Loans $1.45B
Construction/ Development $88,424
Residential $527,283



Loan Yield
4.61%
4.78%
5.26%
5.78%
5.90%
5.83%
2021
2022
2023
2024
2025
2026Q1



Time Deposits $363,095
Savings $207,986
Money Market $437,870
Total Deposits $1.80B
Demand Deposits (interest bearing) $280,723
Demand Deposits (non-interest bearing) $509,874



Cost of Deposits
0.13%
0.25%
1.11%
1.50%
1.34%
1.19%
2021
2022
2023
2024
2025
2026Q1

Pie Charts as of December 31, 2025. First quarter 2026 year-to-date information is unaudited.

Non-Owner Occupied CRE Portfolio


NOO - MultiFam
8%
NOO - Office
5%
NOO - Retail
5%
NOO - Industrial
4%
NOO - Other
4%
NOO - Hotel/Motel
4%
NOO - Mixed Use
3%
NOO - Construction
3%
NOO - Land
2%
Owner Occupied
14%
C&I
8%
All Other Loans
38%
Total Loans
$1.45B

($000)	Non-Owner Occupied CRE by Property Type	
	Total Outstanding	% of Portfolio
Multifamily	$ 122,726,872	8.5%
Office Buildings	76,992,576	5.3%
Retail	70,023,962	4.8%
Industrial / Warehouse	62,481,247	4.3%
Other	59,570,583	4.1%
Hotel/Motel	58,097,010	4.0%
Mixed-Use: Residential/Commercial	49,927,212	3.4%
Construction	49,592,432	3.4%
Land	33,762,342	2.3%
Total Non-Owner Occupied CRE	$ 583,174,236	40.2%

Balances as of December 31, 2025.

Asset Quality Trends


Nonperforming Assets / Assets (%)
0.71%
0.30%
0.21%
0.48%
0.35%
0.33%
0.21%
2020
2021
2022
2023
2024
2025
2026Q1


Allowance for Credit Losses on Loans / Loans (%)
1.19%
0.69%
0.81%
1.24%
1.05%
1.02%
1.00%
2020
2021
2022
2023
2024
2025
2026Q1

Certain calculations are Non-GAAP, refer to SEC filings on forms 10-Q and 10-K
First quarter 2026 year-to-date information is unaudited.

Branch Optimization

- Goal to improve profitability and focus on growth markets of Richmond and Roanoke
- Reduce branches from 33 to 28, LPOs from 3 to 1
- Strategic divestiture of North Carolina/Touchstone offices
  - Two NC retail locations – $47 million deposits/$19 million loans
  - Closing of Wake Forest and Raleigh loan production offices - no impact
- Consolidation of three additional offices
  - One in Richmond region
  - Two in Roanoke region
- Expected closing and net gain on sale in 4th Quarter of 2026, *subject to regulatory approval and closing*

Courthouse Landing – Chesterfield/Richmond MSA

Construction to begin late Q2-2026 with planned opening late 2026


FirstBank

Investment Highlights

- Low-cost and stable deposit base with strong customer relationships
- Demonstrated ability to grow organically and through acquisitions
- Strong credit quality and disciplined underwriting
- Employees that deliver powerful actions to enhance customer relationships and connect with communities
- Energetic and experienced management team with demonstrated ability to build shareholder value
- Diversified business lines in attractive Virginia markets
- Meaningful inside ownership of 14%

First National Corporation

NASDAQCM: FXNC

112 W. King Street

Strasburg, VA 22657

Investor Relations Contacts

Scott C. Harvard, CEO
(540) 465-6121

Brad E. Schwartz, CFO
(540) 465-6130

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